UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K
   ____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 9, 2005 (Date of earliest event reported)

WEBEX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30849	77-0548319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3979 Freedom Circle
Santa Clara, California 95054
(Address of principal executive offices)

Telephone: (408) 435-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 9, 2005, Atlantic Acquisition Subsidiary, (“Merger Subsidiary”) a Delaware corporation and a wholly-owned subsidiary of WebEx Communications, a Delaware corporation (“WebEx”), was merged with and into Intranets.com, Inc., a privately held Delaware corporation (“Intranets”), pursuant to the terms of the Agreement and Plan of Merger, dated August 1, 2005, by and among WebEx, Merger Subsidiary, Intranets and W Capital Partners, as stockholder agent. The merger of Merger Subsidiary with and into Intranets (the “Merger”) became effective on September 9, 2005 (the “Effective Time”), at which point Intranets became a wholly-owned subsidiary of WebEx. Intranets is engaged in the business of developing and selling a suite of web-based collaboration services primarily to small businesses.

In connection with the Merger, WebEx has paid, or pursuant to the Merger Agreement will pay, cash consideration as follows:

(i)
at the Effective Time, WebEx paid cash consideration of approximately $41,858,560 primarily to the holders of preferred stock of Intranets and to certain senior managers and other employees and certain service providers of Intranets, a portion of which was placed into an escrow fund as security for certain indemnification rights of WebEx; and

(ii)
at the one-year anniversary of the Effective Time of the Merger, WebEx will pay cash consideration of approximately $2,719,535 to certain former senior mangers of Intranets who become employees of WebEx and remain employees through the one-year anniversary of the Effective Time of the Merger; and

As security for the rights of WebEx to indemnification under the terms of the Merger Agreement, for among other things, breaches by Intranets of Merger Agreement representations and warranties, failure by Intranets to perform any covenant contained in the Merger Agreement, or the arising of payment obligations related to the exercise by Intranets stockholders of statutory dissenting stockholder appraisal rights and for certain other liabilities, $3,777,693 in cash has been placed into escrow for a period of twenty-four months following the Effective Time. Half of such amount may, under certain circumstances, be released twelve months after the Effective Time.

The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Agreement, a copy of which is attached hereto as an exhibit and which is incorporated by reference.

On September 12, 2005, WebEx issued a press release announcing the completion of the Merger Transaction. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated August 1, 2005, by and among WebEx Communications, Inc., Atlantic Acquisition Subsidiary, Intranets.com, Inc. and W Capital Partners, L.P., as Stockholder Agent.

The following exhibits and schedules to the Merger Agreement have been omitted. WebEx will furnish copies of the omitted exhibits and schedules to the Commission upon request:

Exhibit A Form of Voting Agreement
Exhibit B Form of Delaware Certificate of Merger
Exhibit C Form of Escrow Agreement
Exhibit D Form of Company Officers’ Certificate
Exhibit E Form of Company Secretary’s Certificate
Exhibit F-1 Form of Company US Counsel Legal Opinion
Exhibit F-2 Form of Company Japan Counsel Legal Opinion
Exhibit G Form of Support Agreement

Company Disclosure Schedule

99.1	Press Release dated September 12, 2005, announcing the completion of the Merger Transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBEX COMMUNICATIONS, INC.

Date: September 9, 2005	By:	/s/ Subrah S. Iyar
Name: Subrah S. Iyar
Title: Chief Executive Officer

EXHIBIT INDEX
Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated August 1, 2005, by and among WebEx Communications, Inc., Atlantic Acquisition Subsidiary, Intranets.com, Inc. and W Capital Partners, L.P., as Stockholder Agent.

The following exhibits and schedules to the Merger Agreement have been omitted. WebEx will furnish copies of the omitted exhibits and schedules to the Commission upon request:

Exhibit A Form of Voting Agreement
Exhibit B Form of Delaware Certificate of Merger
Exhibit C Form of Escrow Agreement
Exhibit D Form of Company Officers’ Certificate
Exhibit E Form of Company Secretary’s Certificate
Exhibit F-1 Form of Company US Counsel Legal Opinion
Exhibit F-2 Form of Company Japan Counsel Legal Opinion
Exhibit G Form of Support Agreement

Company Disclosure Schedule

99.1	Press Release dated September 12, 2005, announcing the completion of the Merger Transaction.